Property and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property and Equipment, Net
Property and Equipment, Net

7. Property and Equipment, Net

Property and equipment, net consists of the following:

	As of December 31,
	(Amount in Thousands)
	2020	2021	2021
	RMB	RMB	US$
Buildings	55,154	2,478,741	388,969
Leasehold improvements	171,621	176,442	27,687
Furniture, fixtures and equipment	123,779	136,624	21,439
Motor vehicles	103,342	46,326	7,270
Software	145,375	171,079	26,846
	599,271	3,009,212	472,211
Accumulated depreciation	(371,696)	(444,876)	(69,811)
	227,575	2,564,336	402,400
Construction in progress	21,094	16,599	2,605
Property and equipment, net	248,669	2,580,935	405,005

Depreciation expense was RMB105,432, RMB98,452 and RMB146,567 for the years ended December 31, 2019, 2020 and 2021, respectively.

On May 9, 2021, the Group purchased new office premises by acquiring 100% of equity interests of an unrelated third party (renamed as Shanghai Nuohong Real Estate Co., Ltd. (“Nuohong”) after the acquisition), with a gross floor area of approximately 72,000 square meters in Shanghai Hongqiao Central Business District for a total cash consideration of approximately RMB2.2 billion, which is accounted for as asset acquisition, and recorded as part of property and equipment, net in the Group’s consolidated balance sheet. All cash has been paid in 2021. Due to the difference between tax bases and cost bases of buildings acquired, a deferred tax liability of RMB196.2 million was recorded at acquisition date and amortized through the remaining useful live of the buildings.